UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported):  June 22, 2006

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Mar ’06	Apr ’06	May ’06
Process Management	+15 to +20	+10	+15
Industrial Automation	+10	+5 to +10	+10 to +15
Network Power	>20+	>20+	>20+
Climate Technologies	+5	+5 to +10	+10 to +15
Appliance and Tools	+5	0 to +5	+5 to +10
Total Emerson	+10 to +15	+10 to +15	+10 to +15

May 2006 Order Comments:

Order growth continued at a double-digit pace for the three months ended in May as underlying business conditions remained supportive of strong growth. Favorable currency exchange rates increased orders by approximately 1 percentage point.

Process Management orders remained strong as this segment continued to combine market leading technologies with robust end market conditions to drive above market growth rates. Orders were also aided by the weaker dollar.

Orders for Industrial Automation remained strong driven by a favorable global capital spending environment. The growth for this segment was led by the power generating alternator and the electrical distribution businesses.

Network Power order growth remained at high levels driven by strong demand from the computing and telecommunications end-markets. The growth continued to be driven by the power systems, embedded power and inbound power businesses.

Climate Technologies’ order growth reflected easier comparisons and continued solid growth from the compressor and flow controls businesses.

Appliance and Tools had solid growth from the tools and storage business with strength led by the launch of a premium disposer product line. The motors and appliance components businesses also generated solid growth.

Upcoming Investor Events

On Tuesday, August 1, 2006, Emerson will issue the Company’s third quarter 2006 results. Emerson senior management will discuss the results during an investor conference call that will be held the same day. The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

Updates and further details of these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: June 22, 2006	By:	/s/Timothy G. Westman
Timothy G. Westman Associate General Counsel and Assistant Secretary

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